LOOMIS SAYLES SMALL CAP VALUE FUND

(the “Fund”)

Supplement dated October 4, 2010 to the Loomis Sayles Retail Equity Funds Prospectus dated February 1, 2010, as revised or supplemented from time to time.

Effective immediately, the section “Fund Fees & Expenses” is amended and restated as follows with regard to the Fund:

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The Fund does not impose a sales charge, a redemption fee or an exchange fee.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)	Institutional Class	Retail Class	Admin Class
Management fees	0.75%	0.75%	0.75%
Distribution and/or service (12b-1) fees	0.00%	0.25%	0.25%
Other expenses[1]	0.19%	0.31%	0.77%[2]
Total annual fund operating expenses	0.94%	1.31%	1.77%
Fee waiver and/or expense reimbursement[3]	0.04%	0.16%	0.37%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.90%	1.15%	1.40%

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same, except the examples are based on Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement for the first year illustrated in the example and on Total Annual Fund Operating Expenses for the remaining years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class	$92	$296	$516	$1,151
Retail Class	$117	$399	$703	$1,565
Admin Class	$143	$521	$925	$2,503

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Other Expenses include expenses indirectly borne by the Fund through investments in certain pooled investment vehicles (“Acquired Fund Fees and Expenses”) of less than 0.01% of the Fund’s average daily net assets. The expense information shown in the table above may differ from the expense information disclosed in the Fund’s financial highlights table because the financial highlights table reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

[2]	Other Expenses include an administrative services fee of 0.25% for Admin Class shares.
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Loomis Sayles has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses, exclusive of expenses estimated to be indirectly borne by the Fund through investments in certain pooled investment vehicles, brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, such as litigation and indemnification expenses, to 0.90%, 1.15% and 1.40% of the Fund’s average daily net assets for Institutional Class shares, Retail Class shares and Admin Class shares, respectively. This undertaking is in effect through January 31, 2011. This undertaking may be terminated before then only with the consent of the Fund’s Board of Trustees. Without this undertaking expenses would have been higher. Loomis Sayles will be permitted to recover, on a class by class basis, expenses it has borne through this undertaking to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the undertaking. The Fund will not be obligated to pay any such deferred fees and expenses more than one year after the end of the fiscal year in which the fee and expense was reduced.

Effective immediately, the first paragraph under the sub-section “Principal Risks” within the section “Investments, Risks and Performance” is amended and restated as follows with regard to the Fund:

The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.

Effective immediately, the following sentence is added under the bar chart in the sub-section “Risk/Return Bar Chart and Table” within the section “Investments, Risks and Performance” with regard to the Fund:

The Fund’s Institutional Class shares total return year to date as of September 30, 2010 was 7.15%.

Effective immediately, the “Average Annual Total Returns” table within the sub-section “Risk/Return Bar Chart and Table” is amended and restated as follows with regard to the Fund:

Average Annual Total Returns for the periods ended December 31, 20091

	One Year	Five Years	Ten Years	Life-of-Fund (5/13/91)
Institutional Class
Return Before Taxes	28.84%	2.70%	8.59%	12.02%
Return After Taxes on Distributions	28.77%	1.55%	7.10%	9.78%
Return After Taxes on Distributions and Sale of Fund Shares	18.83%	2.19%	7.02%	9.59%
Retail Class – Return Before Taxes	28.53%	2.43%	8.32%	11.81%
Admin Class – Return Before Taxes	28.18%	2.17%	8.04%	11.47%
Russell 2000 Index	27.17%	0.51%	3.51%	8.73%
Russell 2000 Value Index	20.58%	-0.01%	8.27%	11.03%

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Total returns shown for the Fund reflect the results of the Loomis Sayles Small Cap Value Fund, a series of Loomis Sayles Funds II (the “Predecessor Fund”) whose assets and liabilities were reorganized into the Fund, a series of Loomis Sayles Funds I, on September 12, 2003. For periods before the inception of Retail Class shares (December 31, 1996) and Admin Class shares (January 2, 1998) of the Predecessor Fund, the performance shown for those Classes is based on the returns of the Predecessor Fund’s Institutional Class shares, adjusted to reflect the net expenses paid by Retail Class and Admin Class shares of the Predecessor Fund.

The returns of each index do not reflect a deduction for fees, expenses or taxes. Life-of-fund data for the index covers the period from the month-end closest to the Fund’s inception date through December 31, 2009.

Effective immediately, the second paragraph under the section “Purchase and Sale of Fund Shares” is amended and restated as follows with regard to the Fund:

The Loomis Sayles Small Cap Value Fund is closed to new investors; however, in its sole discretion, Loomis Sayles may permit an investor in another Loomis-Sayles managed fund or product that follows the same investment strategy as the Fund to transfer assets from that fund or product into the Fund. For more information see the section “How to Purchase Shares” in the Statutory Prospectus.

Effective immediately, the paragraph under the section “Tax Information” is amended and restated as follows with regard to the Fund:

Fund distributions are generally taxable to you as ordinary income or capital gain, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally.

Effective immediately, the second paragraph under the section “How To Purchase Shares” is amended and restated as follows with regard to the Fund:

The Loomis Sayles Small Cap Value Fund was closed to new investors effective September 15, 2008. The Fund remains open to existing shareholders, including currently funded defined contribution, defined benefit and all other employee benefit plans and their participants. The Fund may not be added to any employee benefit platforms. Qualified plans that held shares in the Fund prior to September 30, 2008 may continue to invest in the Fund. In its sole discretion, Loomis Sayles may permit an investor in another Loomis-Sayles managed fund or product that follows the same investment strategy as the Fund to transfer assets from that fund or product into the Fund.

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